UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2025, the Board of Directors (the “Board”) of Forward Industries, Inc. (the “Company”) appointed Mr. Ryan Navi as the Company’s Chief Investment Officer. From September 2021 through September 2025, Mr. Navi was most recently a Managing Director of ParaFi Capital, an alternative asset management and technology firm focused on blockchain and digital assets. From January 2021 to September 2021, Mr. Navi co-founded and was the Managing Partner of Pyxis Capital Management, LLC, an alternative digital asset fund ultimately absorbed by ParaFi. From July 2015 until January 2021, Mr. Navi held a number of positions (with the most recent being a principal) at KKR & Co. Inc., a global investment firm that offers alternative asset management solutions. Prior to KKR, Mr. Navi began his career as an investment banker in the mergers and acquisitions group at Citigroup. Mr. Navi holds a Bachelor of Arts in Economics with Distinction from Cornell University. Mr. Navi is 35 years old. In consideration for his employment, Mr. Navi will be paid a base salary of $400,000 per annum and be eligible to receive an annual bonus with a target payment of $200,000 per annum (subject to the achievement of certain performance conditions to be set by the Board). Mr. Navi will also be eligible to receive certain equity grants, subject to the terms and conditions of the Company’s 2021 Equity Incentive Plan and applicable award agreements.

There are no arrangements or understandings between Mr. Navi and any other persons, pursuant to which he was selected as Chief Investment Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Navi, and there are no related party transactions involving Mr. Navi that would require disclosure under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: December 5, 2025	By:	/s/ Kathleen Weisberg
Name: Kathleen Weisberg
Title: Chief Financial Officer

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